ASSIGNMENT OF CONTRACTS AND BILL OF SALE

This Assignment of Contracts and Bill of Sale (this "**Assignment**") is executed and delivered as of the 9th day of August, 2023 (the "**Closing Date**") pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("**Agreement**") dated May 16, 2023, by and between Crexendo Business Solutions, Inc., an Arizona corporation ("**Seller**"), and NECTAR 52nd 2023 LLC, a Colorado limited liability ("**Buyer**"), covering the real property described in Exhibit A attached hereto ("**Property**").

1. Sale of Personalty. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Buyer the following (the "**Personal Property**"):

(a) Tangible Personalty. All of Seller's right, title and interest, if any, in and to all the furniture, appliances, fixtures, equipment, supplies and other tangible personal property owned by Seller and currently used exclusively by Seller in the operation, repair and maintenance of the Property, other than the Excluded Property as defined in the Agreement; and

(b) Intangible Personalty. All the right, title and interest of Seller, if any, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property.

2. Assignment of Contracts. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts as of the date hereof all of Seller's right, title and interest in and to the contracts and agreements described in Exhibit C attached hereto (the "**Contracts**").

3. Assumption. Buyer hereby assumes the obligations of Seller under the Contracts arising from and after the Closing Date, and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe its obligations with respect to the Contracts thereafter.

4. Agreement Applies. Except as may otherwise be provided in the Agreement, the Contracts are being assigned and transferred, and the Personal Property is being transferred, to Buyer on an "as is," and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in Section 11.1 of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.

5. Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

6. Attorneys' Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees (including on appeal).

7. Merger. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

8. Joint and Several Liability. All obligations and liabilities of Buyer under this Assignment shall be joint and several as to each of the individuals or entities who compose Buyer.

9. Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of Arizona. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

SELLER:

Crexendo Business Solutions, Inc.
an Arizona corporation
SIGNED IN COUNTERPART

By:________________________
Doug Gaylor, President

BUYER:

NECTAR 52nd 2023, LLC,
a Colorado limited liability company

By: [signature]
Jordan Linkow, Manager

7. Merger. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

8. Joint and Several Liability. All obligations and liabilities of Buyer under this Assignment shall be joint and several as to each of the individuals or entities who compose Buyer.

9. Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of Arizona. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

SELLER:

Crexendo Business Solutions, Inc.
an Arizona corporation

By: ______________________
Doug Gaylor, President

BUYER:

NECTAR 52nd 2023, LLC,
a Colorado limited liability company

SIGNED IN COUNTERPART

By: ______________________
Jordan Lindow, Manager

SIGNED IN COUNTERPART

By: ______________________
Martin Herzog, Manager

SIGNED IN COUNTERPART

By: ______________________
Steve Gittelman, Manager

EXHIBIT A

DESCRIPTION OF PROPERTY

Lot 41, of HOHOKAM INDUSTRIAL PARK UNIT II, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 174 of Maps, Page 33.